Sonos Announces $150 Million Stock Repurchase Program and Completion of Previous Stock Repurchase Program Santa Barbara, CA - November 17, 2021 -- Sonos, Inc. (Nasdaq: SONO) today announced that its Board of Directors has authorized a common stock repurchase program of up to $150 million. Since September 2019, the company has completed $100 million in stock repurchases, including its most recent $50 million stock repurchase program which it completed in the fourth quarter of fiscal 2021. Under these prior authorizations, the company repurchased 5.2 million shares at an average price of $19.30 per share enabling the company to return capital to shareholders and offset dilution from compensation plans. Patrick Spence, Sonos CEO, commented, “We have just completed a record fiscal 2021 and are confident in the long-term growth, profit and cash generation of our model. We are committed to driving long-term shareholder value. Our strong balance sheet enables us to implement this new repurchase program while continuing to invest in our long-term roadmap and maintaining our flexibility to pursue new strategic opportunities.” Under the repurchase program, Sonos may purchase shares of common stock on a discretionary basis from time to time through open market repurchases, privately negotiated transactions or other means, including through Rule 10b5-1 trading plans or through the use of other techniques such as accelerated share repurchases. The timing and number of shares repurchased will depend on a variety of factors, including stock price, trading volume, and general business and market conditions. The repurchase program has no time limit, does not obligate Sonos to acquire a specified number of shares and may be modified, suspended or discontinued at any time at the company’s discretion. Repurchases under this program will be funded from the company’s existing cash and cash equivalents or future cash flow.

Forward-Looking Statements This press release contains forward-looking statements that involve risks and uncertainties, such as statements regarding our expectations regarding repurchases of our common stock under the stock repurchase program, our long-term financial and growth potential, and the value of our common stock and our ability to invest in our long-term product roadmap and maintain flexibility to pursue strategic opportunities, among others. These forward-looking statements are only predictions and may differ materially from actual results due to a variety of factors, including, but not limited to: the duration and impact of the COVID-19 pandemic and related mitigation efforts on our industry and our supply chain; supply chain challenges, including shipping and logistics challenges and significant limits on component supplies; changes in general economic or market conditions that could affect consumer income and overall consumer spending; our ability to successfully introduce new products and services and maintain or expand the success of our existing products; the success of our efforts to expand our direct-to-consumer channel; the success of our financial, growth and business strategies; our ability to meet and accurately forecast product demand and manage any product availability delays; or other risks as set forth under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the fiscal quarter ended July 3, 2021 and in our other filings with the Securities and Exchange Commission (the “SEC”), copies of which are available at the SEC’s website located at www.sec.gov or upon request from our investor relations department. All forward-looking statements herein reflect our opinions only as of the date of this news release, and we undertake no obligation, and expressly disclaim any obligation, to update forward-looking statements herein in light of new information or future events. About Sonos Sonos (Nasdaq: SONO) is one of the world’s leading sound experience brands. As the inventor of multi-room wireless home audio, Sonos’ innovation helps the world listen better by giving people access to the content they love and allowing them to control it however they choose. Known for delivering an unparalleled sound experience, thoughtful home design aesthetic, simplicity of use and an open platform, Sonos makes the breadth of audio content available to anyone. Sonos is headquartered in Santa Barbara, California. Learn more at www.sonos.com. Investor Contact Cammeron McLaughlin IR@ sonos.com Press Contact Tom Lodge PR@sonos.com Source: Sonos